UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________________________________________________
FORM 8-K
_______________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2020
_______________________________________________
Markel Corporation
(Exact name of registrant as specified in its charter)
_______________________________________________

Virginia	001-15811	54-1959284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4521 Highwoods Parkway, Glen Allen, Virginia 23060-6148
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (804) 747-0136
Not Applicable
(Former name or former address, if changed since last report)
_______________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, no par value	MKL	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of A. Lynne Puckett to the Board of Directors and its Audit and Nominating/Corporate Governance Committees
On August 20, 2020, Markel Corporation (the Company) announced the appointment of A. Lynne Puckett to the Company's Board of Directors (the Board), effective August 20, 2020. Ms. Puckett also has been appointed to serve on the Board's Audit and Nominating/Corporate Governance Committees effective on the same day.
Ms. Puckett is Senior Vice President and General Counsel of Celanese Corporation, an S&P Global Chemical and Specialty Materials Company that is traded on the New York Stock Exchange (the NYSE), and has served in that position since February 2019. In this role, Ms. Puckett supports Celanese's Chief Executive Officer, Executive Chairman and Board of Directors in all legal matters and in the search for transformative merger and acquisition opportunities. From 2010 to February 2019, Ms. Puckett was Senior Vice President, General Counsel and Secretary of Colfax Corporation, a global manufacturer of medical technology and fabrication technology products and services listed on the NYSE. Prior to joining Colfax, Ms. Puckett was a partner at Hogan Lovells, a large international law firm, where she handled a broad range of corporate and transactional matters from 1999 to 2010.
Ms. Puckett will participate in the Company's compensation programs for non-employee directors. At present, in May of each year, each non-employee director is paid an annual retainer fee of $95,000 (payable in cash, Company stock, or a combination thereof) and reimbursement of expenses incurred in connection with attending Board meetings, and receives an annual grant of approximately $125,000 in restricted shares of Company common stock. In connection with her appointment to the Board effective August 20, 2020, Ms. Puckett will receive a pro rata (i) retainer fee of $71,250 and (ii) grant of approximately $93,750 in restricted stock.
As a non-employee director, Ms. Puckett also will be eligible to participate in the non-qualified component of the Company's 2020 Employee Stock Purchase Plan. Participating directors are entitled to purchase the Company's common stock at 90% of the closing price on the purchase date, subject to certain conditions and limitations.
A copy of the press release announcing Ms. Puckett’s appointment is furnished as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release issued August 20, 2020 (Puckett Appointment)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKEL CORPORATION

August 20, 2020	By:	/s/ Richard R. Grinnan
	Name:	Richard R. Grinnan
	Title:	Senior Vice President, Chief Legal Officer and Secretary

3